SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) December 1, 1999



                            Spindletop Oil & Gas Co.
             (Exact name of registrant as specified in its charter)



             Texas                          0-18774            75-2063001
     (State or other jurisdiction         (Commission        (IRS Employer
      of incorporation)                    File Number)     Identification No.)



                   9319 LBJ Freeway Suite 205 Dallas, TX 75243
                    (Address of principal executive offices)



   Registrant's telephone number, including are code:  (972) 644-2581



 (Former name or former address, if changed since last report)  Not Applicable






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Item 1. Changes in Control of Registrant

    Pursuant to a Stock Purchase Agreement dated December 1, 1999 between
Paul E. Cash (Mr. Cash) and Giant Energy Corp., (Giant) a Texas Corporation, on December 1, 1999, Giant purchased controlling interest in Spindletop Oil & Gas Co. (Registrant).

    Giant purchased 5,860,889 shares of the Registrant's outstanding Common Stock from Mr. Cash. After the transaction, Giant Energy owns 77.88 percent of the Registrant's 7,525,804 shares of outstanding Common Stock. Giant Energy acquired the above shares for $490,000 cash.

    Prior to the Stock Purchase Agreement, control of the Registrant was held by Mr. Cash, who owned 81.98 percent of the Registrant's outstanding Common Stock. Prior to the transaction Mr. Cash was President and Chairman of the Board of the Registrant. After the transaction, Mr. Cash resigned as President and Chairman of the Board of Registrant, but he will remain a director of Registrant.



Item 2. Acquisition and Disposition of Assets

    On December 1, 1999, Registrant acquired oil and gas properties and equipment from Mr. Cash and Double River Investment Co. (owned 100% by Mr. Cash) for a total purchase price of $460,885.04. Two non-interest bearing notes (one in the amount of $383,763.00 and a second in the amount of $77,122.04) were issued as consideration for the transaction. Terms of the $383,763.00 Note are as follows: beginning January 31, 2001 and continuing on the last day of each month thereafter, Registrant will pay to Mr. Cash a production payment equal to a 10% working interest in Registrant's operated and non-operated oil and gas wells or $40,000 per annum, whichever is greater. The term of the $383,763.00
Note is 8 years or until the loan is paid in full, whichever is earlier. Terms of the $77,122.04 Note are as follows: this note shall be due and payable in a single installment of $77,122.04 on July 1, 2001.

    The purchase price of the oil and gas properties was a negotiated price based on the oil and gas reserve report prepared independently of the Registrant. The purchase price of the oil and gas equipment was based on fair market value.

    Most of these properties are located in the Fort Worth Basin, just west of Fort Worth, Texas. Some of the counties include Parker County, Palo Pinto County and Eastland County. Registrant operates most of the oil and gas properties in this purchase.

Item 6. Exhibits

   2.1 Stock Purchase Agreement dated December 1, 1999 between the Giant Energy Corp. and Paul E. Cash.




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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Spindletop Oil & Gas Co.
                                                           Registrant


Dated: December 13, 1999                        By: /s/ Chris G. Mazzini
                                                    ---------------------
                                                        Chris G. Mazzini
                                                        President



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Exhibit 2.1

                            STOCK PURCHASE AGREEMENT


    This STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into as of December 1, 1999 by and between Paul E. Cash , an individual, hereinafter referred to as ("Seller"), and Giant Energy Corp., a corporation organized under the laws of the State of Texas, hereinafter referred to as ("Purchaser").

                                   WITNESSETH:

    WHEREAS, Seller is the owner of 6,169,357 issued and outstanding shares of the Common Stock, par value $.01 per share, of Spindletop Oil & Gas Co., a Texas corporation (the "Company"); and

    WHEREAS, Seller desires to sell, and Purchaser desires to purchase, all of Seller's right, title and interest in and to 5,860,889 shares (the "Shares") upon the terms and in reliance on the representations and warranties set forth in this Agreement;

    NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

      1. Purchase and Sale of the Shares. Upon the terms and in reliance on the representations and warranties set forth in this Agreement, Seller hereby sells, transfers and assigns to Purchaser, and Purchaser hereby accepts such sale, transfer and assignment from Seller of, all of Seller's right, title and interest in and to the Shares. Immediately after the execution and delivery of this Agreement, Seller shall deliver to Purchaser one or more stock certificates representing the Shares duly endorsed.

      2. Purchase Price. In full consideration for the sale, transfer and assignment of the Shares, immediately after the execution and delivery of this Agreement, Purchaser shall pay to Seller an amount (the "Purchase Price") equal to $490,000.00 via cash, certified or cashier's check.

      3. Representations and Warranties of Seller. Seller hereby represents and warrants to Purchaser as follows:

           (a)  Seller is an individual residing in Dallas County, Texas;

           (b) Neither the execution and delivery by Seller of this Agreement nor the performance by Seller of its obligations hereunder shall (i) violate any provision of the Certificate of incorporation or bylaws of the Company or any law or governmental order applicable to Seller or the Company, (ii) result in any breach of, or default under, any material agreement or instrument binding upon Seller or any agreement or instrument binding upon the Company or (iii) result in the creation of any mortgage,, lien, encumbrance, security interest or other adverse claim on any asset of the Company or the Shares;

           (c) Seller owns the Shares free and clear of any mortgage, lien, encumbrance, security interest or other adverse claim; the Shares represent approximately 77.88% of the issued and outstanding shares of the capital stock of the Company; and the Shares are duly authorized, validly issued and nonassessable;

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           (d) The  balance  sheet  of the  Company  attached  hereto  as
         Schedule 3(e)-1 (the "Balance Sheet") presents fairly, in all material respects, the financial position of the Company as of September 30, 1999 (the "Balance Sheet Date"), except for year-to-date adjustments customarily recorded only at the end of each calendar year; as of the Balance Sheet Date, the Company owned all of the assets reflected on the Balance Sheet free and clear of any mortgage, lien, encumbrance, security interest or other adverse claim, and the Company had no liabilities or obligations of any nature whatsoever other than those reflected on the Balance Sheet or on Schedule 3(e)-2 attached hereto; and since the Balance Sheet Date, the Company has not sold, transferred, assigned or otherwise disposed of any of its assets other than as set forth on Schedule 3(e)-3 attached hereto,. the Company has not incurred any liabilities or obligations of any nature whatsoever other than as set forth on Schedule 3(e)-4 attached hereto, and there has not been any material change in the financial condition of the Company;

           (e) The Company is not in violation of any law or governmental order applicable to the Company; and there are no lawsuits, claims or proceedings pending or threatened against the Company;

           (f) The Company is carrying on its balance sheet an account called "200-08 SBIC Payable" with a balance payable of $73,573.37 as of the Balance Sheet Date. Seller warrants that he owns approximately 93% of the 200-08 SBIC Payable and hereby conveys all of Seller's interest in and to the 200-08 SBIC Payable to the Company;

           (g) The Company is carrying on its balance sheet an account called "180-08 Investment Brokerage" with a balance of $150,000.00 as of the Balance Sheet Date. Seller warrants that the Company's brokerage account shall have a balance of $71,731.00 as of 12-1-99 and that Seller shall not conduct any further transactions through this account as of 12-1-99; and

           (h) The Company is carrying on its balance sheet an account receivable called "110-01 A/R-Trade" with a balance of $629,908.75 as of the Balance Sheet Date. The Company is also carrying an account payable called "200-20 Undistributed Revenues" with a balance of $460,941.21 as of the Balance Sheet Date. Seller warrants that the Company shall not have any net liability after the undistributed revenues (acc #200-20) are applied to the A/R trade account (acc #110-01) and accounts "105-00 Oil & Gas Receivable" and "106-00 Acc Oil & Gas Receivable".

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      4. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

           (a) Purchaser is a corporation duly organized and validly existing under the laws of the State of Texas;

           (b) Purchaser has the requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution and delivery by Purchaser of this Agreement and the performance of its obligations hereunder have been duly authorized by all necessary corporate action on the part of Purchaser; and this Agreement has been duly executed and delivered by Purchaser and constitutes a valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms;

           (c) Neither the execution and delivery by Purchaser of this Agreement nor the performance by Purchaser of its obligations hereunder shall (i) violate any provision of the certificate of incorporation or bylaws of Purchaser or any law or governmental order applicable to Purchaser or (ii) result in any breach of, or default under, any material agreement or instrument binding upon Purchaser; and

           (d) Purchaser is acquiring the Shares for its own account and for investment purposes and not with a view to or for any sale in connection with any distribution of the Shares.

      5.  Indemnification.

                  (a) Seller shall indemnify and defend Purchaser against, and hold Purchaser harmless from, any and all claims, liabilities, obligations, losses, costs, damages and expenses (including reasonable attorneys' fees) incurred by Purchaser arising out of any breach by Seller of any covenant, representation or warranty contained in this Agreement.

                  (b) Purchaser shall indemnify and defend Seller against, and hold Seller harmless from, any and all claims, liabilities, obligations, losses, costs, damages and expenses (including reasonable attorneys' fees) incurred by Seller arising out of any breach by Purchaser of any covenant, representation or warranty contained in this Agreement.

                  (c) NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT TO THE CONTRARY, NEITHER SELLER NOR PURCHASER SHALL BE LIABLE TO THE OTHER PARTY FOR ANY EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, REMOTE OR CONSEQUENTIAL DAMAGES INCURRED BY SUCH OTHER PARTY ARISING OUT OF THIS AGREEMENT.

                  (d) Notwithstanding any provision of law to the contrary, the provisions of this Section 5 shall remain in full force and effect indefinitely.

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      6.  Delivery of Records.  As  promptly  as  practicable  after the date hereof, Seller shall deliver to Purchaser all original agreements, instruments, documents, books and records primarily relating to the Company then in the possession of Seller.

      7.    Further Assurances.

                  (a) Each of Seller and Purchaser shall cooperate with the other party to supply such information relating to the Company as such other party may request from time to time and shall execute and deliver such further instruments and documents as such other party may request from time to time for the purpose of effecting, evidencing or giving notice of the transactions contemplated by this Agreement.

                  (b)  Seller  hereby   irrevocably   constitutes  and  appoints
         Purchaser as Seller's true and lawful attorney-in-fact to execute, consent to, acknowledge, deliver, record and file any and all instruments and documents to effect, evidence or give notice of the transactions contemplated by this Agreement.

      8. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, Seller and Purchaser and their respective successors and assigns. None of the rights or obligations of Seller or Purchaser under this Agreement shall be assigned or delegated without the prior written consent of the other party.

      9. No Third Party Beneficiaries. Nothing contained in this Agreement is intended or shall be construed to confer upon or give any person or entity other than Seller and Purchaser any rights under or by reason of this Agreement.

      10. Modification and Waiver. No supplement, modification, waiver or termination of any provision of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall constitute a continuing waiver of such provision or a waiver of any other provision of this Agreement unless otherwise expressly provided.

      11. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, without giving effect to the principles of conflicts of laws thereof.

   IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement as of the date set forth in the introductory paragraph hereof.


                                      PAUL E. CASH  "SELLER"


                                   By:  /s/ Paul E. Cash
                                        -----------------------------------
                                            Paul E. Cash


                                       GIANT ENERGY CORP.  "PURCHASER"


                                   By:  /s/ Chris G. Mazzini
                                        -----------------------------------
                                            Chris G. Mazzini
                                            President

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